               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

       COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)

 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:

     ............................................................

     (2) Aggregate number of securities to which transaction applies:

     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     .......................................................

     (4) Proposed maximum aggregate value of transaction:

     .......................................................

     (5)  Total fee paid:

     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          .......................................................

          (2) Form, Schedule or Registration Statement No.:

          .......................................................

          (3) Filing Party:

          .......................................................

          (4) Date Filed:

          .......................................................

                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                   757 THIRD AVENUE, NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 2000

                              -------------------

    To the Stockholders of
COHEN & STEERS TOTAL RETURN REALTY FUND, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the 'Meeting') of Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') will be held at the offices of the Fund, 757 Third Avenue, 20th Floor, New York, New York 10017, on April 25, 2000 at 10:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated
March 15, 2000:

        1. To elect two Directors of the Fund, to hold office for a term of three years and until his successor is duly elected and qualified;

        2. To ratify or reject the selection of PricewaterhouseCoopers LLP as independent certified public accountants of the Fund for its fiscal year ending December 31, 2000; and

        3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The Directors have fixed the close of business on March 10, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                         By order of the Board of Directors,

                                         ROBERT H. STEERS

                                         ROBERT H. STEERS
                                         Secretary

New York, New York
March 15, 2000


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

    PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                                PROXY STATEMENT
                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Introduction................................................   1
Proposal One: Election of Directors.........................   2
Proposal Two: Ratification or Rejection of Selection of
  Independent Certified Public Accountants..................   5
Certain Information Regarding the Adviser and the
  Administrator.............................................   5
Officers of the Fund........................................   5
Submission of Proposals for the Next Annual Meeting of
  Stockholders..............................................   6
Other Matters...............................................   6
Votes Required..............................................   6

                                PROXY STATEMENT
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                                757 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 832-3232

                              -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 2000

                              -------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Cohen & Steers Total Return Realty Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the Annual Meeting of Stockholders of the Fund, to be held at the offices of the Fund, 757 Third Avenue, 20th Floor, New York, New York 10017, on April 25, 2000 at 10:00 a.m., and at any adjournments thereof (collectively, the 'Meeting'). Such solicitation will be by mail and the cost (including printing and mailing this Proxy Statement, meeting notice and form of proxy, as well as any necessary supplementary solicitation) will be borne by the Fund pursuant to the terms of the investment advisory agreement described below. The Notice of Meeting, Proxy Statement and Proxy are being mailed to stockholders on or about March 15, 2000.

    The presence in person or by proxy of the holders of record of one-half of the shares of the Fund entitled to vote thereat shall constitute a quorum at the Meeting. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Fund present in person or by proxy shall have the power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a 'no' vote for purposes of obtaining the requisite approval of each proposal.

    The Board of Directors has fixed the close of business on March 10, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The outstanding voting shares of the Fund as of March 10, 2000 consisted of 7,399,100 shares of common stock, each share being entitled to one vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of the Director and for the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent certified public accountants for its fiscal year ending December 31, 2000. Any stockholder may revoke his proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at its offices at 757 Third Avenue, New York, New York 10017, or by signing another proxy of a later date or by personally casting his vote at the Meeting.

    The most recent annual and semi-annual reports of the Fund, including financial statements, have been previously mailed to stockholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Fund at 757 Third Avenue, New York, New York 10017,
(800) 330-REIT, and they will be sent promptly by first-class mail.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

    At the Meeting, two Directors will be elected, to serve for a term of three years and until his successor is duly elected and qualified. The nominees are George Grossman and Robert H. Steers, who, if, elected, will serve for a term to expire in 2003. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees.

    At the Annual Meeting of stockholders held on April 27, 1994, the Fund's stockholders elected the board of directors to staggered terms. Accordingly, the term of office of only a single class of Directors will expire in 2000. As a result of this system, only those Directors in any one class may be changed in any one year, and it would require two years or more to change a majority of the Board of Directors. This system of electing Directors, which may be regarded as an 'anti-takeover' provision, may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors.

    The nominees have consented to serve as Directors. The Board of Directors of the Fund knows of no reason why the nominee would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominee as the Board of Directors may recommend.

    Certain information concerning Mr. Grossman, Mr. Steers, and the other members of the Board of Directors is set forth as follows:

                                                                                     APPROXIMATE
                                                                                        NUMBER
                                                                                      OF SHARES
                                                           YEAR      YEAR TERM    BENEFICIALLY OWNED
      NAME, POSITIONS AND OFFICES WITH THE FUND,          FIRST     AS DIRECTOR      DIRECTLY OR
           AGE, PRINCIPAL OCCUPATIONS DURING             BECAME A      WILL        INDIRECTLY AS OF
      THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS        DIRECTOR     EXPIRE      DECEMBER 31, 1999
      -------------------------------------------        --------     ------      -----------------
Gregory C. Clark*......................................    1993        2002             3,000
  Director, 53. Director, Cohen & Steers Realty Income
  Fund, Inc. ('RIF'), Cohen & Steers Realty Shares, Inc.
  ('CSR'), Cohen & Steers Institutional Realty Shares,
  Inc. ('CSIR'), Cohen & Steers Special Equity Fund, Inc.
  ('CSS'), and Cohen & Steers Equity Income Fund, Inc.
  ('CSI'). President of Wellspring Management Group,
  Inc. Mr. Clark's address is 376 Mountain Laurel Drive,
  Aspen, Colorado.

                                                  (table continued on next page)

(table continued from previous page)

                                                                                     APPROXIMATE
                                                                                        NUMBER
                                                                                      OF SHARES
                                                           YEAR      YEAR TERM    BENEFICIALLY OWNED
      NAME, POSITIONS AND OFFICES WITH THE FUND,          FIRST     AS DIRECTOR      DIRECTLY OR
           AGE, PRINCIPAL OCCUPATIONS DURING             BECAME A      WILL        INDIRECTLY AS OF
      THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS        DIRECTOR     EXPIRE      DECEMBER 31, 1999
      -------------------------------------------        --------     ------      -----------------
Martin Cohen** ........................................    1993        2001             38,578'DD'
  Director, President and Treasurer, 51. Director, RIF,
  CSR, CSIR, CSS and CSI. President of Cohen & Steers
  Capital Management, Inc., the Fund's Investment
  Adviser, since 1986. Mr. Cohen's address is 757 Third
  Avenue, New York, New York.
George Grossman* ......................................    1993        2003'D'           1,000
  Director, 46. Attorney at law. Director, RIF, CSR,
  CSIR, CSS and CSI. Mr. Grossman's address is 17 Elm
  Place, Rye, New York.
Jeffrey H. Lynford* ...................................    1993        2001              1,000
  Director, 52. Director, RIF, CSR, CSIR, CSS and CSI.
  Chairman of Wellsford Real Properties, Inc. since
  1997, and Chairman of Wellsford Residential Property
  Trust from 1992 to May 1997. Mr. Lynford is also a
  Trustee of Equity Residential Properties Trust and an
  Emeritus Trustee of the National Trust for Historic
  Preservation. Mr. Lynford's address is 535 Madison
  Avenue, New York, New York.
Willard H. Smith, Jr.* ................................    1996        2002                500
  Director, 63. Director, RIF, CSR, CSIR, CSS and CSI.
  Board member of Essex Property Trust, Inc., Highwoods
  Properties, Inc., Realty Income Corporation, Willis
  Lease Finance Corporation and Crest Net Lease Inc.
  Managing director at Merrill Lynch & Co., Equity
  Capital Markets Division from 1983 to 1995. Mr.
  Smith's address is 5208 Renaissence Avenue, San
  Diego, CA.
Robert H. Steers** ....................................    1993        2003'D'          18,458'DD'
  Director, Chairman and Secretary, 47. Director, RIF,
  CSR, CSIR, CSS and CSI. Chairman of Cohen & Steers
  Capital Management, Inc., the Fund's Investment
  Adviser, since 1986. Mr. Steers' address is 757 Third
  Avenue, New York, New York.

---------

   *  Member of the Audit Committee.

  ** 'Interested person,' as defined in the Investment Company Act of 1940, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment adviser.

 'D' If elected at the Meeting.

'DD' Includes 13,578 shares owned beneficially and of record by Cohen & Steers
     Capital Management, Inc., the Fund's investment adviser.

    During the Fund's fiscal year ended December 31, 1999, the Board of Directors met four times. All of such Directors attended all of the meetings of the Board of Directors. The Fund maintains an Audit Committee of the Board of Directors, which is composed of all the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act of 1940 (the 'Act'). The Audit Committee met twice during the fiscal year ended December 31, 1999 for the purposes described below in Proposal Two. Directors of the Fund who are not interested persons of the Fund are paid an annual retainer of $5,500 and a fee of $500 for each meeting attended and are reimbursed for the expenses of attendance at such meetings and, for the fiscal year ended December 31, 1999, such fees and expenses paid by the Fund totaled $32,703.

    As of March 10, 2000, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

    COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended December 31, 1999. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. In the column headed 'Total Compensation to Directors by Fund Complex,' the compensation paid to each director represents the five funds that each director served in the fund complex during 1999. The Directors do not receive any pension or retirement benefits from the Fund Complex.

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 1999

                                                                                 TOTAL
                                                               AGGREGATE     COMPENSATION
                                                              COMPENSATION      PAID TO
                                                                  FROM       DIRECTORS BY
                  NAME OF PERSON, POSITION                     REGISTRANT    FUND COMPLEX
                  ------------------------                     ----------    ------------
Gregory C. Clark*, Director.................................     $7,500         $37,500
Martin Cohen**, Director and President......................     $    0         $     0
George Grossman*, Director..................................     $7,500         $37,500
Jeffrey H. Lynford*, Director...............................     $7,000         $37,500
Willard H. Smith*, Director.................................     $7,500         $37,500
Robert H. Steers**, Director and Chairman...................     $    0         $     0

---------

 * Member of the Audit Committee.

** 'Interested person,' as defined in the Act, of the Fund because of the affiliation with Cohen & Steers Capital Management, Inc., the Fund's investment adviser.

                              -------------------

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 (the 'Exchange Act') and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors and investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ('Reporting Persons') to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the fund with copies of all such filings.

    Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended December 31, 1999, all filing requirements applicable to its Reporting Persons were met.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE ELECTION OF EACH NOMINEE TO SERVE AS A DIRECTOR OF THE FUND.

                                  PROPOSAL TWO

                   RATIFICATION OR REJECTION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    The Board of Directors recommends that the stockholders of the Fund ratify the selection of PricewaterhouseCoopers LLP, independent certified public accountants, to audit the accounts of the Fund for the fiscal year ending December 31, 2000. Their selection was approved by the vote, cast in person, of a majority of the Directors of the Fund, including a majority of the Directors who are not 'interested persons' of the Fund within the meaning of the Act, at a meeting held on March 9, 2000. PricewaterhouseCoopers LLP has audited the accounts of the Fund since prior to the Fund's commencement of business on September 24, 1993 and does not have any direct financial interest or any material indirect financial interest in the Fund. A representative of PricewaterhouseCoopers LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors meets twice each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, and review the financial statements of the Fund and the results of their examination thereof.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE FUND.

                 CERTAIN INFORMATION REGARDING THE ADVISER AND
                               THE ADMINISTRATOR

    The Fund has retained Cohen & Steers Capital Management, Inc., a New York corporation with offices at 757 Third Avenue, New York, New York 10017, to serve as its investment adviser and manager (the 'Adviser') under an investment advisory agreement dated September 17, 1993. Martin Cohen and Robert H. Steers may be deemed to be 'controlling persons' of the Adviser on the basis of their ownership of more than 10% of the Adviser's stock. Their address is 757 Third Avenue, New York, New York 10017. Princeton Administrators L.P., with offices at 500 College Road East, Princeton, New Jersey 08540, serves as administrator to the Fund.

                              OFFICERS OF THE FUND

    The principal officers of the Fund and their principal occupations during the past five years are set forth below. The address of each of the following persons is 757 Third Avenue, New York, New York 10017.

    Robert H. Steers, Chairman and Secretary (see Proposal One, 'Election of Directors,' at page 3 for biographical information).

    Martin Cohen, President and Treasurer (see Proposal One, 'Election of Directors,' at page 3 for biographical information).

    Elizabeth O. Reagan, Vice President, age 37, joined the Adviser in 1987, and has been Senior Vice President since 1996 and prior to that a Vice President since 1990.

    Adam Derechin, Vice President and Assistant Treasurer, age 35, joined the Advisor in 1993 and has been a Senior Vice President since 1998 and prior to that was a Vice President since 1995.

    Lawrence B. Stoller, Assistant Secretary, age 36, joined the Advisor in 1999 as Senior Vice President and General Counsel. For the five years prior to that time, he was Associate General Counsel at Neuberger Berman Management Inc. (1998-1999) and Assistant General Counsel of The Dreyfus Corporation (1995-1998).

                      SUBMISSION OF PROPOSALS FOR THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS

    Proposals of stockholders intended to be presented at the next annual meeting of stockholders must be received by the Fund by November 17, 2000 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

    Management does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                 VOTES REQUIRED

    The presence in person or by proxy of the holders of one-half of the outstanding shares is required to constitute a quorum at the Meeting. The election of the Directors, as set forth in Proposal 1, will require a vote of the holders of a plurality of the Fund's shares present at the Meeting. Ratification of the selection of the independent certified public accountants, as set forth in Proposal 2, will require a majority of the votes cast at the Meeting.

    If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and for the other proposals.

                                         By order of the Board of Directors,

                                         ROBERT H. STEERS

                                         ROBERT H. STEERS
                                         Secretary

March 15, 2000
New York, New York

                             APPENDIX 1

              COHEN & STEERS TOTAL RETURN REALTY FUND, INC

                         757 THIRD AVENUE
                      NEW YORK, NEW YORK 10017

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned appoints Martin Cohen and Robert H. Steers (or, if only one shall act, then that one) proxies with the power of substitution to vote all the common stock of Cohen & Steers Total Return Realty Fund, Inc. (the "Fund") registered in the name of the undersigned at the Annual Meeting of Stockholders to be held at the offices of Cohen & Steers Capital Management, Inc., 757 Third Avenue,
New York 10017 on April 25, 2000 at 10:00 a.m., and at any adjournments thereof.

              PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
                     PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?
--------------------------                   ---------------------------
--------------------------                   ---------------------------
--------------------------                   ---------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

---------------------------------------------
COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
---------------------------------------------

Mark box at right if an address change or comment has been noted on [ ] the reverse side of this card.

1. Election of Directors

                GREGORY GROSSMAN
                ROBERT H. STEERS

              FOR ALL                             FOR ALL
             NOMINEES         WITHHOLD            EXCEPT
               [ ]               [ ]               [ ]

NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE.

2. To ratify the appointment of Pricewaterhouse Coopers LLP as independent Certified Public Accountants of the Fund for the fiscal year ending December 31, 2000.

                  FOR     AGAINST     ABSTAIN
                  [ ]       [ ]         [ ]

3. To transact such other business as may properly come before the meeting.

Please be sure to sign and date this Proxy.

----------------------------------------
Date

----------------------------------------
Stockholder sign here

----------------------------------------
Co-owner sign here

THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE. IF NO SPECIFICATIONS ARE MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2.

                          STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as....................................'D'
The double dagger symbol shall be expressed as............................'DD'